UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials Under Rule 14a-12
CALPIAN, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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(4)	Proposed maximum aggregate value of transaction:

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CALPIAN, INC.
500 North Akard Street, Suite 2850
Dallas, Texas 75201
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON July 11, 2016
Notice is hereby given that a Special Meeting of Shareholders of Calpian, Inc. (“Special Meeting”), will be held at the offices of 500 North Akard Street, Suite 2850 Dallas, Texas 75201 U.S.A., beginning at 9:30 A.M. local time on July 11, 2016, for the purpose of considering and voting:

1.
to approve a proposal to amend the Certificate of Formation - For-Profit Corporation (the “Certificate”) of Calpian, Inc. (the “ Company”) to change the name of the Company from Calpian, Inc. to MoneyOnMobile, Inc. (the “ Name Change”); and

2.	to transact any other business as may properly come before the meeting or at any adjournment thereof.
Our Board of Directors unanimously recommends a vote FOR the Name Change (Item 1) described above.
Our Board of Directors has fixed the close of business on June 17, 2016, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Only our shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. The proxy statement and accompanying proxy card will first be sent to shareholders beginning on or around June 27, 2016.
For entry to the Special Meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license. Shareholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.
For ten days before the Special Meeting, a complete list of the shareholders entitled to vote at the meeting will be available for examination by any shareholder for any purpose relating to the meeting during ordinary business hours at the Company’s executive officers at 500 North Akard Street, Suite 2850, Dallas, Texas 75201.

By Order of the Board of Directors,

/s/ HAROLD MONTGOMERY
HAROLD MONTGOMERY
Chief Executive Officer
Dallas, Texas
June 27, 2016
It is important that your shares are represented at the Special Meeting. We urge you to review the attached proxy statement and, whether or not you plan to attend the Special Meeting in person, please vote your shares promptly by either completing, signing and returning the accompanying proxy card or casting your vote via facsimile, the Internet or by telephone as directed on the proxy card. You do not need to affix postage to the enclosed reply envelope if you mail it within the United States. If you attend the Special Meeting, you may withdraw your proxy and vote your shares personally.

TABLE OF CONTENTS

PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THE TRANSACTION	3
AMENDMENT TO CERTIFICATE OF FORMATION - FOR-PROFIT CORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY FROM CALPIAN, INC. TO MoneyOnMobile, Inc.	7
DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS	7
ANNUAL MEETING SHAREHOLDER PROPOSALS	8
OTHER SHAREHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS	8
PRINCIPAL SHAREHOLDERS	8
OTHER MATTERS	9
WHERE YOU CAN FIND MORE INFORMATION	9

CALPIAN, INC.
500 North Akard Street, Suite 2850
Dallas, Texas 75201
PROXY STATEMENT
Special Meeting of Shareholders to Be Held On July 11, 2016
The Special Meeting
This proxy statement is being furnished to the shareholders of Calpian, Inc., a Texas corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the Special Meeting to be held at the offices of 500 North Akard Street, Suite 2850 Dallas, Texas 75201 U.S.A., beginning at 9:30 A.M. local time on July 11, 2016, for the purpose of considering and voting:

1.
to approve a proposal to amend the Certificate of Formation - For-Profit Corporation (the “Certificate”) of the Company to change the name of the Company from Calpian, Inc. to MoneyOnMobile, Inc. (the “Name Change”); and

2.	to transact any other business as may properly come before the meeting or at any adjournment thereof.

It is important that you vote your shares whether or not you attend the meeting in person. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy card or voted on the Internet or by telephone as directed on the proxy card. Shares represented by proxy will be voted in accordance with the instructions you provide on the proxy. If you submit a proxy with no instructions, the shares will be voted “FOR” the proposals presented and discussed in this proxy statement. All validly executed proxies received by our Board pursuant to this solicitation will be voted at the Special Meeting, and the directions contained in such proxies will be followed.
The proxy card is attached as Appendix A to this proxy statement.
Record Date; Shares Entitled To Vote; Vote Required To Approve The Proposal
The Board has fixed the close of business on June 17, 2016, the Record Date, as the date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. On the Record Date, 52,848,438 shares of our common stock, $0.001 par value per share (“Common Stock”), were issued and outstanding, and 2,141.535 shares of our Series D Convertible Preferred Stock, par value $0.001 per share and a stated value of $1,000 per share (the “Series D Preferred Stock”), were issued and outstanding, and 2,220 shares of our Series E Convertible Preferred Stock, par value $0.001 per share and a stated value of $1,000 per share (the “Series E Preferred Stock”), were issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on each proposal submitted to vote at the Special Meeting. All outstanding shares of Series D Preferred Stock are entitled to an aggregate of 3,569,225 votes on each proposal submitted to vote at the Special Meeting, which equals the number of shares of Common Stock into which all outstanding shares of Series D Preferred Stock would have been convertible if such conversion had taken place on the Record Date. All outstanding shares of Series E Preferred Stock are entitled to an aggregate of 1,396,227 votes on each proposal submitted to vote at the Special Meeting, which equals the number of shares of Common Stock into which all outstanding shares of Series E Preferred Stock would have been convertible if such conversion had taken place on the Record Date. Shareholders do not have cumulative voting rights.
A majority of the issued and outstanding shares entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Special Meeting. In the absence of a quorum, the Special Meeting may be postponed from time to time until shareholders holding the requisite number of shares are represented in person or by proxy. Proxies submitted with broker non-votes or abstentions will be counted towards a quorum at the Special Meeting, but will not count as votes for or against the Name Change proposal. If a quorum is present, the Name Change proposal presented in this proxy statement will require the affirmative vote of at least two-thirds of our outstanding shares of Common Stock and as-converted Series D Preferred Stock and Series E Preferred Stock.

Solicitation, Voting and Revocation Of Proxies
This solicitation of proxies is being made by our Board, and we will pay the entire cost of preparing and distributing these proxy materials. In addition to the distribution of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by directors, officers and employees of our company, who will not receive any additional compensation for such solicitation activities. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses, if any, for forwarding proxy and solicitation materials to our shareholders.
Shares of our Common Stock represented by a proxy properly signed and received at or prior to the Special Meeting, unless properly revoked, will be voted in accordance with the instructions on the proxy. If a proxy is signed and returned without any voting instructions, shares of our Common Stock represented by the proxy will be voted “FOR” the proposal described in this proxy statement, and in the proxy holder’s judgment as to any other matter which may properly come before the Special Meeting, including any adjournment or postponement thereof. A shareholder may revoke any proxy given pursuant to this solicitation by: (i) delivering to the Company, at or no less than 48 hours prior to the Special Meeting, a written notice revoking the proxy; (ii) delivering to the Company, at or no less than 48 hours prior to the Special Meeting, a duly executed proxy relating to the same shares and bearing a later date; or (iii) voting in person at the Special Meeting. Attendance at the Special Meeting will not, in and of itself, constitute a revocation of a proxy. All written notices of revocation and other communications with respect to the revocation of a proxy should be addressed to:
Calpian, Inc.
500 North Akard Street, Suite 2850
Dallas, Texas 75201
Attention: Secretary
Our Board of Directors is not aware of any business to be acted upon at the Special Meeting other than consideration of the proposal described herein.

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION
Following are some commonly asked questions that may be raised by our shareholders and answers to each of those questions. The following questions and answers regarding the Name Change proposal are not meant to be a substitute for the information contained in the remainder of this proxy statement, and the information contained in this summary is qualified in its entirety by the more detailed descriptions and explanations contained in the later pages of this proxy statement and the other documents accompanying this proxy statement. You are urged to carefully read this entire proxy statement and accompanying documents carefully prior to making any decision on how to vote your shares.

Q:	Why am I receiving this proxy statement?	A:
You are receiving this proxy statement in connection with the special meeting of shareholders called by our Board with respect to soliciting shareholder votes for the purpose of approving the Amendment to our Certificate of Formation - For-Profit Corporation (the “Certificate”) to effect the Name Change, as more fully described in this proxy statement. You have been sent this proxy statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Special Meeting regarding the foregoing matter. The information included in this proxy statement relates to the proposal to be voted on at the Special Meeting, and certain other required information.

You should carefully read this proxy statement, including the other documents we refer to in this proxy statement, as they contain important information about the Name Change and Special Meeting of the shareholders of the Company. The enclosed voting materials allow you to vote your shares without attending the Special Meeting in person.

Your vote is very important. We encourage you to vote as soon as possible.

Q:	What is being voted on?	A:
You are being asked to vote to approve a proposal to amend the Certificate of the Company to change the name of the Company from Calpian, Inc. to MoneyOnMobile, Inc. (the “Name Change”), as described below.

Q:	Why is the Company proposing the Name Change?	A:
The Board of Directors of the Company believes that the name “Calpian, Inc.” is no longer appropriate for the Company because on November 30, 2015, the Company sold its credit card processing residuals business to focus on its Indian mobile payments business.

Q:	What do I need to do now?	A:
We urge you to carefully read this proxy statement, including the other documents we refer to in this proxy statement, consider the Name Change proposal, and then mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the Special Meeting.

Q:	How does the Company’s Board of Directors recommend that I vote?	A:	The Board of Directors unanimously recommends that you vote “FOR” the approval of the Name Change proposal at the Special Meeting .

Q:	Who is entitled to vote at the Special Meeting, and what vote is required to approve the Name Change Proposal?	A:
The Board has fixed the close of business on June 17, 2016, the Record Date, as the date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. On the Record Date, 52,848,438 shares of our common stock, $0.001 par value per share (“Common Stock”), were issued and outstanding, and 2,141.535 shares of our Series D Convertible Preferred Stock, par value $0.001 per share and a stated value of $1,000 per share (the “Series D Preferred Stock”), were issued and outstanding, and 2,220 shares of our Series E Convertible Preferred Stock, par value $0.001 per share and a stated value of $1,000 per share (the “Series E Preferred Stock”), were issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on each proposal submitted to vote at the Special Meeting. All outstanding shares of Series D Preferred Stock are entitled to an aggregate of 3,569,225 votes on each proposal submitted to vote at the Special Meeting, which equals the number of shares of Common Stock into which all outstanding shares of Series D Preferred Stock would have been convertible if such conversion had taken place on the Record Date. All outstanding shares of Series E Preferred Stock are entitled to an aggregate of 1,396,227 votes on each proposal submitted to vote at the Special Meeting, which equals the number of shares of Common Stock into which all outstanding shares of Series E Preferred Stock would have been convertible if such conversion had taken place on the Record Date. Shareholders do not have cumulative voting rights. A majority of the issued and outstanding shares entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Special Meeting. In the absence of a quorum, the Special Meeting may be postponed from time to time until shareholders holding the requisite number of shares are represented in person or by proxy. Proxies submitted with abstentions will be counted towards a quorum at the Special Meeting, but will not count as votes for or against the Name Change proposal. If a quorum is present, the Name Change proposal presented in this proxy statement will require the affirmative vote of at least two-thirds of our outstanding shares of Common Stock and as-converted Series D Preferred Stock and Series E Preferred Stock.

Q:	How can I oppose the Name Change?	A:	You may oppose the Name Change by voting against the Name Change Proposal at the Special Meeting.

Q:	Do I have dissenter’s rights?	A:
No. The taking of the action proposed at the Special Meeting will not entitle any shareholder to dissent and demand a right of appraisal or payment for its shares under the Texas Business Organizations Code.

Q:	What happens if the Name Change is not approved by the shareholders or otherwise not consummated?	A:	If the Name Change is not approved by the shareholders, the Name Change will not be completed and we intend to continue to carry on our business as presently conducted.

Q:	Where and when is the Special Meeting?	A:	The Meeting, along with any adjournment or adjournments thereof, will be held at 9:30 A.M. local time on July 11, 2016, at the offices of 500 North Akard Street, Suite 2850 Dallas, Texas 75201 U.S.A.

Q:	Who is entitled to vote at the Special Meeting?	A:	Only shareholders of record as of the Record Date are entitled to vote at the Special Meeting.

Q:	May I vote in person?	A:
Yes. If your shares are not held through a broker or bank, you may attend the Special Meeting and vote your shares in person, rather than signing and returning your proxy card. If your shares are held through a broker or bank you must get a proxy from your broker or bank in order to attend the Special Meeting and vote in person. Even if you plan to attend the Special Meeting in person, we urge you to complete, sign, date and return the enclosed proxy to ensure that your shares will be represented at the Special Meeting.

Q:	What happens if I sell my shares of the Company before the Special Meeting?	A:
The Record Date is earlier than the date of the Special Meeting. If you transfer your shares of the Company after the Record Date but before the Special Meeting, you will retain your right to vote at the Special Meeting, but will transfer ownership of the shares and will not hold an interest in the Company in respect of such shares after the Name Change is consummated.

Q:	If my broker or bank holds my shares, will my broker or bank vote my shares for me?
Your broker or bank will not be able to vote your shares without instructions from you. You should instruct your broker or bank to vote your shares following the procedure provided by your bank or broker. Without instructions, your shares will not be voted.

Q:	What will happen if I abstain from voting or fail to instruct my broker to vote?
An abstention or the failure to instruct your broker how to vote (also known as a broker non-vote) is not considered a vote cast at the Special Meeting with respect to the Name Change, and therefore will have the effect of a no vote relating to the Name Change.

Q:	May I change my vote after I have voted?
Yes. You may change your vote if your shares are registered in your name, in one of the following three ways:

First, you can deliver to the Company a written notice bearing a later date than the proxy you delivered to the Company, stating that you would like to revoke your proxy, provided the notice is received no less than 48 hours prior to the Special Meeting.

Second, you can complete, execute and deliver to the Company, no less than 48 hours prior to the Special Meeting.

Third, you can attend the Special Meeting and vote in person.

Any written notice of revocation or subsequent proxy should be delivered to Corporate Secretary, Calpian, Inc., 500 North Akard Street, Suite 2850, Dallas, Texas 75201, at least 48 (forty eight) hours prior to the Meeting.

If you have instructed a broker or bank to vote your shares, you must follow the directions received from your broker or bank to change your vote.

Q:	What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. If you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	Should I send in my stock certificates in connection with the Name Change?	A:
No. Do not send us your stock certificates. Following the Name Change, each stock certificate representing issued and outstanding shares of our Common Stock or Series D Preferred Stock and Series E Preferred Stock will continue to represent the same number of shares of Common Stock or Series D Preferred Stock and Series E Preferred Stock of the Company. It will not be necessary for you to exchange your existing stock certificates for stock certificates of the Company following the Name Change, and if you do so, it will be at your own cost.

Q:	Is my vote confidential?	A:
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide on their proxy card written comments, which are then forwarded to Company management.

Q:	Who is paying for this proxy solicitation?	A:
Our Board of Directors is making this solicitation, and we will pay the entire cost of preparing and distributing these proxy materials. In addition to the distribution of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to shareholders.

Q:	Who can help answer my questions?	A:
If you would like additional copies, without charge, of this proxy statement and/or its annexes, or if you have questions about the Name Change, including the procedures for voting your shares, you should contact Will Dawson at (214) 758-8600, 500 North Akard Street, Suite 2850 Dallas, Texas 75201.

AMENDMENT TO CERTIFICATE OF FORMATION - FOR-PROFIT CORPORATION OF THE
COMPANY TO CHANGE THE NAME OF THE COMPANY FROM CALPIAN, INC. TO
CALPIAN, INC.
(Name Change Proposal on Proxy)
The Board has unanimously adopted and now recommends for your approval a proposal to amend our Certificate of Formation - For-Profit Corporation (the “Certificate”) to change the name of the Company from Calpian, Inc. to MoneyOnMobile, Inc.. The text of the proposed amendment to our Certificate is set forth in Appendix B to this proxy statement.
On November 30, 2015, the Company sold its credit card processing residuals business to focus on its Indian mobile payments business. We believe the current name of Calpian, Inc. no longer accurately reflects the operations of the Company, and we believe the proposed name change will better serve the Company’s current business focus.
The name change proposal, if approved by our shareholders, would have the effect of changing the legal name of the Company. If the name change is not approved, the Company’s legal name will continue to be Calpian, Inc.
The change in the Company’s name will not affect the status of the Company or the rights of any shareholder in any respect, or the transferability of stock certificates presently outstanding. The currently outstanding share certificates evidencing shares of the Company’s securities bearing the name Calpian, Inc. will continue to be valid and represent shares of Calpian, Inc. following the name change. In the future, new share certificates will be issued bearing the new name, but this in no way will affect the validity of your current share certificates.
If the proposal is approved by the shareholders, the name change will become effective upon the filing of the amendment to our Certificate with the Secretary of State of the State of Texas. The Company intends to file the amendment promptly after the shareholders approve the name change. The Company would also be required to seek a change in the trading symbol of the Company’s Common Stock as soon as practicable following shareholder approval of the proposal.
The text of the proposed amendment to the Certificate is attached as Appendix B to this proxy statement.
The affirmative vote of at least two-thirds of our outstanding shares of Common Stock and as-converted Series D Preferred Stock and Series E Preferred Stock is required to approve this proposed amendment to the Certificate.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NAME CHANGE
PROPOSAL

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS
Certain shareholders who share an address are being delivered only one copy of this proxy statement unless the Company or one of its mailing agents has received contrary instructions. Upon the written or oral request of a shareholder at a shared address to which a single copy of this proxy statement was delivered, the Company shall promptly deliver a separate copy of this proxy statement to such shareholder. Written requests should be made to Calpian, Inc., 500 North Akard Street, Suite 2850, Dallas, Texas 75201, Attention: Corporate Secretary, and oral requests may be made by calling the Company at (214) 758-8600. In addition, if such shareholder wishes to receive separate annual reports, proxy statements or information statements in the future, such shareholder should notify the Company either in writing addressed to the foregoing address or by calling the foregoing telephone number. Shareholders sharing an address who are receiving multiple copies of this proxy statement may request delivery of a single annual report, proxy statement or information statement in the future by directing such request in writing to the address above or calling the foregoing telephone number.

ANNUAL MEETING SHAREHOLDER PROPOSALS
Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting should send their written proposals to Calpian, Inc., 500 North Akard Street, Suite 2850, Dallas, Texas 75201, Attention: Corporate Secretary, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.
OTHER SHAREHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS
Our board provides a process for shareholders and interested parties to send communications to the board. Shareholders and interested parties may communicate with our board, any committee chairperson or our non-management directors as a group by writing to the board or committee chairperson in care of Calpian, Inc., 500 North Akard Street, Suite 2850, Dallas, Texas 75201, Attention: Corporate Secretary. Each communication will be forwarded, depending on the subject matter, to the board, the appropriate committee chairperson or all non-management directors.
PRINCIPAL SHAREHOLDERS
The following table sets forth information with respect to the beneficial ownership of our company by (a) each person or group who beneficially owns more than 5% of any class of our capital stock, (b) each of our executive officers and directors, and (c) all of our executive officers and directors as a group. The address for each person named below is c/o Calpian, Inc., 500 North Akard Street, Suite 2850, Dallas, Texas 75201.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and except for community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of stock shown as beneficially owned by them.

Name of Beneficial Owner		Common Stock Beneficially Owned		Percentage of Common Stock (5)
Harold Montgomery, Chairman of the Board and Chief Executive Officer	(1)	5,244,484	(1)	9.92%

David Utterback, Director	(2)	3,480,115	(2)	6.37%

Jim McKelvey, Director	(3)	247,917	(3)	0.47%

Shashank M. Joshi		—		—

Scott Arey	(4)	183,334	(4)	0.35%

All officers and directors as a group (5 persons)		9,155,850		16.63%
Greater than 5% Shareholders

SVR Global Limited		3,661,540		6.93%

(1) - Comprised of: (i) 1,090,000 shares directly by Harold Montgomery; (ii) 3,810,000 shares held in an IRA for the benefit of Mr. Montgomery; (iii) 47,242 shares owned by the Molly Ann Montgomery 1995 Trust and 47,242 shares owned by the Philip Graham Montgomery 1997 Trust, trusts for the benefit of Mr. Montgomery’s children for which Mr. Montgomery is trustee; (iv) 150,000 shares owned by Montgomery Investments, L.P. (the “LP”); and (v) 100,000 shares owned by the Montgomery Non-Exempt Marital Trust, under trust dated January 1, 2007, (the “Trust”).  Mr. Montgomery is a limited partner in the LP.  The general partner of LP is a member of Mr. Montgomery’s immediate family.  Mr. Montgomery may be deemed a remainderman of the Trust and may be deemed to share investment control over the shares held by the Trust.  Mr. Montgomery disclaims beneficial ownership of all of the foregoing securities except to the extent of his pecuniary interest therein.

(2) - Comprised of shares issuable on exercise of immediately exercisable warrants beneficially owned by Mr. Utterback.
(3) - Comprised of : (i) 206,250 shares issuable on exercise of immediately exercisable warrants beneficially owned by Mr. McKelvey and (ii) 41,667 shares of common stock issuable upon conversion of the face amount of the Series D Convertible Preferred Stock.

(4) - Comprised of: (i) 33,334 shares directly held by Scott Arey; (ii) 25,000 shares issuable upon exercise of immediately exercisable warrants beneficially owned by Mr. Arey; and (iii) 125,000 shares issuable upon exercise of immediately exercisable options.

(5) - The “Percent Of Class” is based on 52,848,438 issued and outstanding shares of our common stock as of June 17, 2016.

OTHER MATTERS
Management does not intend to present any other items of business and knows of no other matters that will be brought before the Special Meeting. Whether or not you plan to attend the Special Meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope to ensure your representation at the Special Meeting.
WHERE YOU CAN FIND MORE INFORMATION
The Company files reports, proxy statements, and other information with the Securities and Exchange Commission (“ SEC ”). You can read and copy these reports, proxy statements, and other information concerning our company at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the operation of the SEC’s Public Reference Room. The SEC also maintains an Internet site that contains all reports, proxy statements and other information that we file electronically with the SEC. The address of that website is http://www.sec.gov.
Upon written request, we will mail, without charge, a copy of our annual report on Form 10-K for the fiscal year ended March 31, 2015, including the financial statements, schedules, and list of exhibits. Requests should be sent to us at the following address:
Calpian, Inc.
500 North Akard Street, Suite 2850
Dallas, Texas 75201
Attention: Secretary
PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. YOU MAY REVOKE YOUR PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE COMPANY PRIOR TO THE SPECIAL MEETING, BY EXECUTING A LATER DATED PROXY AND DELIVERING IT TO COMPANY’S CORPORATE SECRETARY PRIOR TO THE SPECIAL MEETING OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

By Order of the Board of Directors,

/S/ HAROLD MONTGOMERY
HAROLD MONTGOMERY
Chief Executive Officer
June 27, 2016

APPENDIX A
PROXY
CALPIAN, INC.
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON July 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Know all men by these presents that the undersigned shareholder of CALPIAN, INC. (“Company”) hereby constitutes and appoints Harold Montgomery, the Company’s Chief Executive Officer, as attorney and proxy to appear, attend and vote all of the shares of the Company standing in the name of the undersigned at the Special Meeting of Shareholders of the Company to held at the offices of 500 North Akard Street, Suite 2850 Dallas, Texas 75201 U.S.A., on July 11, 2016 at 9:30 a.m. local time, and at any adjournment thereof.
NAME CHANGE PROPOSAL: APPROVAL OF AMENDMENT TO CERTIFICATE (OF FORMATION - FOR-PROFIT CORPORATION TO EFFECT A NAME CHANGE.
FOR  ☐    AGAINST  ☐    ABSTAIN  ☐
OTHER BUSINESS: Such other business as may properly come before the meeting:
AUTHORITY GRANTED ☐    AUTHORITY WITHHELD ☐
Please mark, date and sign your name exactly as it appears hereon and return the Proxy as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If shares are held jointly, each owner must sign.

Number of Common Shares:

Number and Series of Preferred Shares:	Printed Name(s):

Date:	Signature:

Joint Owner (if any):

A-1

APPENDIX B
FORM OF AMENDMENT TO CERTIFICATE OF FORMATION - FOR-PROFIT CORPORATION
TO EFFECT NAME CHANGE
*        *        *
AMENDMENT
WHEREAS, the Board of Directors of Calpian, Inc. (the “Company”) has unanimously approved a proposal to amend Article 1 of the Certificate of Formation - For-Profit Corporation of the Company (the “ Certificate of Formation ”) to change the name of the Company from Calpian, Inc. to MoneyOnMobile, Inc. (the “ Amendment ”);
WHEREAS, the Board of Directors has called a special meeting of the shareholders of the Company to consider and vote upon the Amendment and has recommended that the shareholders approve and authorize the Amendment; and
WHEREAS, the Amendment will be approved and adopted if it receives the affirmative vote of at least two-thirds of the Company’s outstanding shares of Common Stock and as-converted Series D Preferred Stock and Series E Preferred Stock.
NOW, THEREFORE, BE IT RESOLVED, that Article 1 of the Certificate of Formation is hereby amended by deleting the word “Calpian” and by substituting in its place the word “MoneyOnMobile”;
RESOLVED FURTHER, that the Chief Executive Officer of the Company is hereby authorized and directed to execute and file with the Texas Secretary of State a Certificate of Amendment to effectuate the Amendment; and
RESOLVED LAST, that the Chief Executive Officer or any officer designated by the Board of Directors is hereby authorized, empowered, and directed to sign, execute, certify to, verify, acknowledge, deliver, accept, file, and record any and all such instruments, agreements, and documents, and to take, or cause to be taken, any and all such action, in the name and on behalf of the Company or otherwise, as may be necessary in order to effect the purposes of the foregoing resolutions.

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